Exhibit 99.1

Bank Meeting Discussion Materials June 18, 2007 PUBLIC INVESTORS

Forward-Looking Statements This presentation contains “forward-looking statements.” You should not place undue reliance on these statements. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Some important factors include, without limitation, changes in the market for our services; global political conditions, the outbreak of war or hostilities or the occurrence of any terrorist attacks, including any nuclear, biological or chemical events; the success of our business strategy and our ability to grow our relocation services business; risks associated with the real estate industry; increases in costs, including fuel costs and insurance premiums; risks of litigation or governmental investigations as a result of our operations; contingent or future environmental liabilities; the seasonal nature of our business; our reliance on, and our ability to attract, agents and owner operators; changes in the regulatory environment, including antitrust, tax, environmental and insurance laws and regulations, that could negatively affect the operation of our business; risks associated with operating in foreign countries; the cost associated with the various regulatory investigations and the litigation described in SIRVA’s filings with the Securities and Exchange Commission, including its 2005 Annual Report on Form 10-K and 2006 Quarterly Reports on Form 10-Q (collectively, the “SEC Reports”); the impact of the material weaknesses in internal control over financial reporting identified in SIRVA’s SEC Reports, and the cost of remediating those weaknesses; risks associated with our credit agreements, including increased borrowing costs in connection with ratings downgrades; our status as a holding company with no significant operations and consequent reliance on our subsidiaries to make funds available to us; our levels of debt and our ability to maintain adequate liquidity to maintain operations; risks associated with information systems and information systems providers; economic market and political conditions, including the performance of financial markets; volatility in the securities markets; and fluctuations in foreign currency exchange rates, and the other factors described under the caption “1A. Risk Factors” and other risks described in SIRVA’s 2005 Annual Report on Form 10-K and other reports submitted to the SEC from time to time. All forward-looking statements speak only as of the date of this presentation. We undertake no obligation beyond that required by law to update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.

Company Participants Bob Tieken Interim CEO James Bresingham Chief Accounting Officer and Acting CFO Doug Gathany Vice President and Treasurer John Springer Vice President, Financial Planning & Analysis and Investor Relations

Business Overview

Global Relocation Europe / Asia Pacific Moving North America Moving Domestic and int'l household goods moving, package, storage, other services Leading brands - Allied, northAmerican Van Lines Moving services provided through network of independent agents - non-asset based business model Provides competitive edge to relocation business - guaranteed capacity during peak moving season Household goods moving services, office and industrial moving, storage Leading market positions in the UK (Pickfords) and Asia Pacific (Allied Pickfords) Owns majority of the fulfillment assets (i.e., warehouses, trucks, trailers). Looking to convert to a more "asset-light" business model Business Segments Full suite of relocation services to customers including home sale/purchase, mortgage origination, destination services Differentiated offerings provide value to customer - fixed fee Strong corporate client base with high-quality receivables long-term customer relationships 46% of Net Services Revenue 29% of Net Services Revenue 25% of Net Services Revenue

Company Highlights World’s largest moving and relocation services company Revenue in excess of $3.7 billion (Net services revenue of over $800 million) NYSE Listed: SIR 4,000+ global employees Represent thousands of clients around the globe Diverse business and geographic mix Corporate, government and consumer market segments 300,000-plus annual relocations and moves Operate in 40 countries Relocation service centers in 13 countries, service delivery in 149 more Proprietary network of 643 agents in North America Strategic direction is clear – focus on moving and relocation Continue to pursue asset-light model Board streamlined – from 15 members to 10 (1 vacancy)

Financial Reporting and Legal Issues Update Great strides in bringing SEC filings up to date Expect to be current with 2nd Quarter 2007 Form 10-Q Filed restated 2004 Form 10-K in January 2007 Filed 2005 Form 10-K in January 2007 Filed 2006 Form 10-Q’s for first three quarters in May 2007 Expect to file 2006 Form 10-K in June 2007 Internal control improvements Expect material weaknesses to be reduced from 16 to 1 Management reports of quarterly results are being provided on a timely basis during 2007 until the SEC filings are current Entered into settlement discussions with respect to the securities class action complaint filed in November 2004 Booked a charge of $5.6 million reflecting management’s best estimate of settlement costs Represents funds already expended SEC investigation is progressing “Wells” notice received in May 2007, indicating staff intends to recommend administrative proceedings alleging violations of Sections 12 and 13 of the Exchange Act and related rules Sections 12 and 13 relate, in part, to the timely filing of accurate financial statements, as well as maintaining adequate books and records and internal accounting controls No fines, penalties or actions against individuals expected

Financing Improvements in Last 12 Months Junior capital raise $75 million Washington Mutual inventory facility $40-$55 million Servicing of government mortgages Securitization enhancements $30 million Reducing working capital requirement by creating a capital structure more in line with business strategy.

Capital Structure and Liquidity Facilities Overview SIRVA Worldwide Senior Credit Facility $320 million term loan, $175 million revolver ($29 million borrowed at year end; $48 million borrowed at the end of Q1) Reported as $349 million - Long Term Debt on YE balance sheet SIRVA, Inc. Receivable Sale Agreement $243 million facility, $180 million sold at year end Funds relocation receivables and equity advances Reported as $49 million - Retained Interest in Receivable Sold on YE balance sheet Mortgage Warehouse Facilities (warehouse and early purchase) $250 million capacity, $40 million inventory mortgage sub-limit Funds mortgages held for resale and certain inventory homes Reported as $125 million – Short Term Debt on YE balance sheet UK Relocation Facilities $36 million facility Funds UK homes (backed by client indemnity) Reported as $24 million – Short Term Debt on YE balance sheet Convertible Notes $75 million

Historical Financial Performance

Consolidated Financial Results 2003-2006* Excludes all sold businesses (including Continental Europe) and significant non-operating items (investigation, impairment, legal settlements, restructuring and gain on sale) Real Estate market impact evident in ’05 & ‘06 2003 2004 2005 2006 Services Revenue $1,646.1 $1,845.4 $2,012.1 $1,977.9 Purchased Transportation Expense 1,057.5 1,139.9 1,245.5 1,169.6 Net Services Revenue $588.6 $705.5 $766.7 $808.3 % Growth 18.0% 19.9% 8.7% 5.4% Other Direct Costs 299.7 380.1 435.4 448.6 Services Gross Margin $289.0 $325.4 $331.3 $359.7 % of Net Services Revenue 49.1% 46.1% 43.2% 44.5% Homesale Revenue $827.0 $1,227.3 $1,510.2 $1,758.3 % Growth 121.8% 48.4% 23.1% 16.4% Homesale Gross Margin ($4.2) ($6.0) ($13.8) ($39.5) % of Homesale Revenue -0.5% -0.5% -0.9% -2.2% TOTAL Gross Margin $284.7 $319.4 $317.5 $320.2 % of Net Services Revenue 48.4% 45.3% 41.4% 39.6% SG&A 222.6 275.6 315.2 319.2 Operating Income $62.1 $43.8 $2.3 $1.0 Non Operating (Exp)/Income (0.2) 0.7 (0.3) 0.6 EBIT $61.9 $44.4 $1.9 $1.6 Depreciation & Amortization 30.4 35.0 40.3 32.5 EBITDA $92.3 $79.4 $42.2 $34.0 % of Net Services Revenue 15.7% 11.3% 5.5% 4.2% Memo: Interest Expense 41.8 18.2 31.9 51.2 Fiscal Year Ending 12/31

SIRVA℠

Global Relocation Financial Results 2003-2006

	Fiscal Year Ending 12/31			
	2003	2004	2005	2006
Services Revenue	**$169.3**	**$242.0**	**$320.3**	**$372.6**
Purchased Transportation Expense	-	-	-	-
Net Services Revenue	**$169.3**	**$242.0**	**$320.3**	**$372.6**
% Growth	*97.4%*	*43.0%*	*32.4%*	*16.3%*
Other Direct Costs	103.6	156.6	203.9	232.8
Services Gross Margin	**$65.6**	**$85.4**	**$116.4**	**$139.8**
% of Net Services Revenue	*38.8%*	*35.3%*	*36.3%*	*37.5%*
Homesale Revenue	*$827.0*	*$1,227.3*	*$1,510.2*	*$1,758.3*
% Growth	*121.8%*	*48.4%*	*23.1%*	*16.4%*
Homesale Gross Margin	*($4.2)*	*($6.0)*	*($13.8)*	*($39.5)*
% of Homesale Revenue	*-0.5%*	*-0.5%*	*-0.9%*	*-2.2%*
TOTAL Gross Margin	**$61.4**	**$79.4**	**$102.5**	**$100.3**
% of Net Services Revenue	*36.3%*	*32.8%*	*32.0%*	*26.9%*
SG&A	43.6	52.0	83.4	88.5
Operating Income	**$17.8**	**$27.3**	**$19.1**	**$11.8**
Depreciation & Amortization	6.1	8.4	14.0	12.8
EBITDA	**$24.0**	**$35.8**	**$33.1**	**$24.6**
% of Net Services Revenue	*14.2%*	*14.8%*	*10.3%*	*6.6%*

- The Global Relocation business' Net Services Revenue grew at a CAGR of 30% from 2003 to 2006
  - Driven by new fixed fee customer wins
- Gross Margins in this segment have declined from 36% of Net Services Revenue in 2003 to 27% in 2006
  - Mix shift towards fixed fee naturally lowers gross margin % (Realtor fees/closing costs)
  - Cost of fixed fee inventory impacted by weakening US real estate market (higher volume and average loss) and mix shift towards government business (volume)
- EBITDA margin deterioration driven by homesale margins, historically low at only 6.6% of Net Services Revenue

12

Moving NA Financial Results 2003-2006 The Company’s North American Moving business Net Services Revenue has grown at a CAGR of 1% from 2003 to 2006 Shipment volumes under pressure in 2006 due to real estate market slowdown Gross margin recovery mitigated earnings reduction EBITDA margins have declined from 20% in 2002 to 12% in 2006, largely as a result of increased investment and absorption of higher corporate overhead costs 2003 2004 2005 2006 Services Revenue $1,215.7 $1,312.8 $1,414.6 $1,323.5 Purchased Transportation Expense 987.7 1,061.8 1,163.7 1,091.2 Net Services Revenue $228.0 $251.0 $250.9 $232.3 % Growth 4.1% 10.1% 0.0% -7.4% Other Direct Costs 101.0 118.0 122.2 106.7 Services Gross Margin $127.0 $133.0 $128.7 $125.6 % of Net Services Revenue 55.7% 53.0% 51.3% 54.1% Homesale Gross Margin - - - - TOTAL Gross Margin $127.0 $133.0 $128.7 $125.6 % of Net Services Revenue 55.7% 53.0% 51.3% 54.1% SG&A 89.9 100.8 111.3 107.3 Operating Income $37.1 $32.2 $17.5 $18.3 Depreciation & Amortization 11.0 11.4 10.5 9.3 EBITDA $48.1 $43.6 $28.0 $27.6 % of Net Services Revenue 21.1% 17.4% 11.2% 11.9% Fiscal Year Ending 12/31

Moving UK / Asia Pac Financial Results 2003-2006 This segment has experienced revenue volatility driven by UK; Asia Pac consistent performer Market weakness late 2004 through 2005 Constant currency revenue decline of 15% from 2003 to 2006 Gross margin has started to recover following cost out in response to market weakness SG&A cost out in 2005 and 2006 following initial sales/marketing investment in 2004 EBITDA margin improvement in 2006 on UK market stabilization and cost-out benefits 2003 2004 2005 2006 Services Revenue $261.2 $290.6 $277.3 $281.9 Purchased Transportation Expense 69.8 78.1 81.8 78.5 Net Services Revenue $191.4 $212.5 $195.5 $203.4 % Growth -1.5% 11.0% -8.0% 4.1% Other Direct Costs 94.7 104.2 106.5 106.1 Services Gross Margin $96.7 $108.3 $89.0 $97.3 % of Net Services Revenue 50.5% 51.0% 45.5% 47.8% Homesale Gross Margin - - - - TOTAL Gross Margin $96.7 $108.3 $89.0 $97.3 % of Net Services Revenue 50.5% 51.0% 45.5% 47.8% SG&A 84.9 113.4 110.9 102.8 Operating Income $11.8 (5.1) (21.8) (5.5) Depreciation & Amortization 13.2 15.2 15.8 10.4 EBITDA $25.0 $10.0 ($6.1) $4.9 % of Net Services Revenue 13.1% 4.7% -3.1% 2.4% Fiscal Year Ending 12/31

Current Business Environment Volume growth (initiations and closings) continues to be driven by new Fixed Fee customers (Dep’t of Defense) Fixed Fee Inventory Inventory closing mix stabilizing as government business reaches steady state Average inventory loss has stabilized Solid Q1 sales activity out of inventory = $25 million reduction in inventory from 12/31/06 levels New customer pipeline is strong IT/Process improvement initiatives underway Risk management initiatives effective Global Relocation Services Shipment volumes under pressure in Q1 (down 13%) due to ongoing weakness in US housing market Pricing environment remains solid, up 4% in Q1 Developing cost-out contingency plans should volume weakness continue through peak summer period Moving Services North America Moving Services Europe/Asia Pacific Europe Majority of Continental Europe operations sold in Q1 UK domestic moving volumes up v. last year in Q1 ’06 cost actions helping margins Asia Pacific Strong, healthy market

EBITDA Bridge 2005-2006 Reserve strengthening primarily related to losses and expenses associated with inventory homes 2005 one-time expenses include $18 million in restructuring charges 2006 one-time items include $13 million in gains from property sales and $3 million OOIDA settlement 2006 non-SIRVA Worldwide expenses include investigation related expenses (2005 results were reported excluding investigation expenses which were separately identified on the income statement) 2005 2006 SIRVA Inc. EBITDA - Continuing Operations 42.2 34.0 Adjustment for sold operations/other 3.9 1.1 Non-cash charges - reserves 11.3 32.7 Non-cash charges - other 9.9 3.3 Unusual, non-recurring or one-time expenses 24.6 (6.9) Non SIRVA Worldwide earnings and expenses (1.3) 23.3 SIRVA Worldwide Bank EBITDA - Leverage 90.6 87.5

Amendment Discussion

Amendment Discussion In August 2006, the Company’s earnings outlook did not contemplate the continuing decline of the U.S. real estate market. Resulted in higher than anticipated levels of home inventory Experienced increased losses on homes sold out of inventory Moving volumes fell below expected levels as the market weakened Global Relocation EBITDA was negatively impacted in 2006 Reserves for loss on sale of homes and for home sale expenses increased during the second half of 2006 Gross investment in inventory homes ended the year higher than expected Moving Services North America EBITDA ended the year lower than expected, driven by volume declines due to the slowdown in the domestic housing market As a result of a weaker than expected domestic real estate market, the Company is requesting covenant relief through 2008 The request is driven by a need for more flexibility given market weakness and is also necessary for the Company to present auditors with acceptable covenant outlook for 10-K’s and 10-Q’s

Proposed Amendment Amendment Request Presented by JPMorgan

Question & Answer Session for Public Investors